SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 28, 2011

United American Petroleum Corp.
 (Exact name of registrant as specified in Charter)

Nevada (State or other jurisdiction of incorporation)	000-51465 (Commission File Number)	20-1904354 (IRS Employer Identification No.)

9600 Great Hills Trail, Suite 150W, Austin, TX	78759
(Address of principal executive offices)	(Zip Code)

(512) 852-7888
Registrant's telephone number, including area code

3101 Bee Caves Road, Centre II, Suite 301, Austin, TX, 78746
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On March 29, 2011, the Registrant issued a press release to announce the launch of the Registrant's website.  A copy of the release is attached as Exhibit 99.1.

This information shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act 1934, as amended, and is not incorporated by reference into any filing of the Registrant, whether made before or after the date of this report, regardless of any general incorporation language in the filing, except to the extent expressly set forth by specific reference in such a filing.

Item 8.01  Other Events

Effective March 28, 2011, the Registrant’s address changed to 9600 Great Hills Trail, Suite 150W, Austin, Texas 78759.   The Registrant’s new telephone number is (512) 852-7888.

Item 9.01 Exhibits.

The following exhibit is filed with this report on Form 8-K.

Exhibit Number	Description of Exhibit

99.1	Press release dated March 29, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

United American Petroleum Corp.

Date: March 29, 2011	By:	/s/ Michael Carey
Michael Carey Chief Executive Officer